SUPPLEMENT DATED MARCH 1, 2000
TO PROSPECTUS
DATED DECEMBER 1, 1999
for
EQUITRUST SERIES FUND, INC.

The following information replaces the fourth paragraph under the heading "PORTFOLIO MANAGEMENT" on page 37:

Charles T. Happel and Robert J. Rummelhart serve as managers for various portfolios of the Fund. Mr.
Happel joined EquiTrust in 1987 and has served as a Portfolio Manager since 1994. Mr. Happel assumed responsibility for the Value Growth and Managed
Portfolios on March 1, 2000. He received his undergraduate degree from the University of Northern
Iowa in Cedar Falls, Iowa and his MBA degree from Drake University in Des Moines, Iowa. Mr. Happel is a
Chartered Financial Analyst and Registered Principal for the Adviser.

(insert for 737-018)